                                                                   Exhibit 10.10


SENOR NOTARIO:

Sirvase usted extender en su Registro de Escrituras Publicas, una por la cual conste el Contrato de Afectacion en Garantia de Pagos y/o Cobranzas y de Cuentas Cobranza que otorga DOE RUN PERU S.R.L.COMPANIA MINERA ARES S.A., con Registro Unico de Contribuyentes No. 3763038119277933, con domicilio en Av. Victor Andres Belaunde 147, Via Principal 155, Centro Empresarial Real - Torre Real 3, Piso 9, San Isidroesquina calle "Z" con Pasaje El Carmen, Urb. El Vivero de Monterrico, Santiago de Surco, Provincia de Lima, Departamento de Lima, debidamente representada por el senor Kenneth Richard Buckley, Eduardo Hochschild Beeck y Carlos Fernando Ortiz Ugarte, facultados al e facultado al efecto segun poder otorgado en Junta General de Socios de fecha 15 de mayo de 1998,fecto segun a quien en adelante se denominara EL "CLIENTEtda; a favor del BANCO DE CREDITO DEL PERU, con Registro Unico de Contribuyentes No. 10004721, con domicilio en Calle Centenario No. 156, esquina con Av. Huarochiri, Urb. Las Laderas de Melgarejo, La Molina, Lima, representado por el senor Jesus Antonio Zamora Leon y la senora Aida Lucia Ghiglino Zimic, facultados al efecto segun poderes inscritos en los asientos 19-C y 32-C de la ficha 117464 del Registro Mercantil de Lima, respectivamente, a quien en adelante se denominara EL BANCO; en los terminos y condiciones siguientes:


PRIMERA:       ANTECEDENTES

1.1 En virtud de Contrato de Linea de Credito en Moneda Extranjera suscrito en esta misma fecha, EL BANCO ha otorgado a favor de EL CLIENTE una linea de credito hasta por US $ 40'000,000.00 para efectos de financiar capital de trabajo que requiere EL CLIENTE para sus operaciones de comercio exterior; en los terminos y condiciones contemplados en el referido contrato.

1.2. En la Clausula Decimo Cuarta.................... del referido Contrato de
Linea de Credito se establece que, en garantia del cumplimiento de todas las oObligaciones que asume en virtud del mismo (en adelante, en este contrato, "las Obligaciones Garantizadas"), EL CLIENTE se obliga obliga a afectar y mantener afectado a favor del BANCO , en forma irrevocable e incondicional, el producto de las ventas que obtenga de contratos u operaciones deo transacciones de venta de sus productos, asi como el producto de las cobranzas que de ellos se generen, otorgando en garantia las ccuentas cobranza, locales o extranjeras, en las que sus clientes depositen el precio de compra; para lo cual procedera a suscribir el Contrato de Garantia correspondiente.

1.3 Los terminos Cada termino en mayusculas o con iniciales en mayusculas, que no esten definidos en forma expresa en este documento, tienen la definicion que se les asigna en el Contrato de Linea de Credito en Moneda Extranjera mencionado en el numeral 1.1 anterior.


SEGUNDA:       OBJETO

En virtud de lo senalado en el numeral 1.2 de la Clausula anterior y en garantia del pago oportuno y total y fiel cumplimiento por parte del EL CLIENTE de todas y cada una de las OObligaciones Ggarantizadas, ya sean presentes o futuras, EL CLIENTE afecta y se obliga a mantener afectado a favor del BANCO, en forma irrevocable e incondicional, el producto de las ventas que obtenga de contratos u operaciones de venta, actuales o futuras, de sus productos, asi como las cobranzas que de ellos se generen, otorgando en garantia las cuentas cobranza, locales o extranjeras, en las que sus clientes depositen el precio de compra; para lo cual EL

CLIENTE afecta en garantia a favor del BANCO el producto de las ventas que obtenga de contratos o transacciones de transferencia de sus productos asi como las cobranzas que de ellos se generen, otorgando en garantia las cuentas cobranza locales o extranjeras en las que sus clientes depositen el precio de compra; para lo cual, EL CLIENTE se obligacompromete a canalizar, a trave s de las cuentass cuentas senaladas en el numeral 5.2 de la Clausula Quinta de este contrato (en adelante, en este contrato, "las Cuentas Cobranza"), el integro de los pagos y/o cobranzas por la la totalidad de sus ventas de minerales provenientes de contratos comerciales suscritos con anterioridad o posterioridad a la fecha de suscripcion de este Contrato de Garantia de minerales;, asi como a asignar y mantener asignado a favor del BANCO la totalidad de las cobranzas derivadas de sus ventas provenientes de contratos de venta de minerales.en los terminos y condiciones estipulados en este documento.


TERCERA:       ASIGNACION DE LOS CONTRATOS

3.1 En virtud de lo acordado en la Clausula anterior, EL CLIENTE afecta en garantia a favor del BANCO la totalidad de las cobranzas derivadas de sus ventas de minerales provenientes de contratos comerciales, incluyendo las ventas en los mercados futuros, celebrados por EL CLIENTE; Para efectos de la afectacion a que se refiere la Clausula anterior y respecto de los contratos vigentes a la fecha de suscripcion de este Contrato de Garantiapara lo cual EL CLIENTE (i) enviara un aviso a cada uno de sus compradores con contrato vigente, que se encuentran comprendidos en la lista proporcionada por EL CLIENTE al BANCO, utilizando el modelo que como ANEXOnexo I forma parte integrante de este cContrato, informandole de la afectacion en garantia a favor del BANCO , en forma irrevocable, de los pagos a cobranza o cuenta por cobrarpendientes e instruyendolo a efectuar los mismospagos correspondientes en la Cuenta Cobranza abierta en el BANCO y (ii) debera recabar de cada uno de ellos y remitir al BANCO su respectiva conformidad y consentimiento a la afectacion comunicada, la misma que se instrumentara mediante el modelo de comunicacion que como ANEXOnexo II forma parte integrante de este contrato.

3.2 Para la afectacion de los contratos de venta de minerales y de transferencia por cualquier otro titulo a ser suscritos por EL CLIENTE con posterioridad a la suscripcion de este Contrato de Garantia, EL CLIENTE se obliga a incluir en los mismos la Clausula que, como ANEXO III, forma parte integrante de este contrato, en virtud de la cual comunica al comprador y/o adquirente, de la afectacion en garantia a favor del BANCO, en forma irrevocable, de los pagos y lo instruye a efectuar los mismos en la Cuenta Cobranza abierta en el BANCO; a lo cual el comprador y/o adquirente prestara su consentimiento en la misma Clausula. Los terminos y condiciones de cada Contrato de Compraventa a ser suscritos en el futuro por EL CLIENTE, deberan contar con la aprobacion previa del BANCO.

3.3 Para la afectacion de las operaciones de venta, existentes o futuras, que, por los usos y costumbres del mercado, no constan en un contrato formal, EL CLIENTE (i) enviara un aviso a los respectivos compradores, utilizando el modelo que como ANEXOnexo I forma parte integrante de este cContrato, informandole de la afectacion en garantia a favor del BANCO , en forma irrevocable, de los pagos a cobranza o cuenta por cobrarpendientes e instruyendolo a efectuar los mismospagos correspondientes en la Cuenta Cobranza abierta en el BANCO y (ii) debera recabar de cada uno de ellos y remitir al BANCO su respectiva conformidad y consentimiento a la afectacion comunicada, la misma que se instrumentara mediante el modelo de comunicacion que como ANEXOnexo II forma parte integrante de este contrato.


CUARTA:        DE LOS PAGOS POR PARTE DE LOS COMPRADORES

Las obligaciones de pago de los compradores y/o adquirentes del CLIENTE seran cumplidas en forma absoluta e incondicional, sin lugar a descuentos, rebajas, deducciones o compensaciones que no sean usuales en este tipo de contratos; efectuandose el pago en las Ccuentas Cobranza indicadas por EL BANCO.

QUINTA:        DE LAS CUENTAS COBRANZA

5.1 EL CLIENTE abrira dos Cuentas Cobranza en EL BANCO , una en Lima-Peru y otra en la Sucursal del BANCO en Nueva York,una cuenta especial (en adelante en este documento la "Cuenta Cobranza") en las cuales los compradores y/o adquirentes del CLIENTE del CLIENTE (o EL CLIENTE en caso que aquellos incumplan sus instrucciones irrevocables de pago y le entreguen las sumas gravadas), depositaran el integro de los pagos y/olas cobranzas afectadas en garantia.

5.2 Los compradores y/o adquirentes locales del CLIENTE procederan a afectuar los pagos en la Cuenta Cobranza No. 191-1040982-1-78 abierta en EL BANCO en Lima-Peru; en tanto que los compradores y/o adquirentes del CLIENTE residentes en el exterior procederan a efectuar los pagos en la Cuenta Cobranza No. 866700-001 abierta en la Sucursal del BANCO en Nueva York.

5.3 Las partes acuerdan que, siempre que no se haya producido luna Causal de Ejecucion de la Garantia prevista en la Clausula Novena de este contrato, EL BANCO entregara al CLIENTE, siguiendo sus instrucciones, toda suma que haya sido depositada en las Cuentas Cobranza, que exceda al monto equivalente a un trimestre de pago de intereses, calculado en base a una tasa de interes del 8% anual sobre un monto del 75% de US $ 40'000,000.00 o, en caso se haya producido una reduccion del monto de la Lineas de Credito, del monto menor comprometido. Las partes acuerdan que el referido porcentaje de 8% podra ser revisado periodicamente por EL BANCOlo adeudado por EL CLIENTE en el proximo trimestre, por concepto de intereses por los prestamos y/o creditos que le ha otorgado EL BANCO en virtud del Contrato de Linea de Credito. Esta obligacion del BANCO cesara en caso se produzca luna Causal de Ejecucion de la Garantia, en cuyo caso y sin perjuicio de lo dispuesto en la Clausula Decima de este contrato, EL BANCO retendra en las Cuentas Cobranza todos las sumas que en ellas se depositen de conformidad con lo previsto en este documento.

5.4 Asimismo, EL BANCO se compromete a informar periodicamente/mensualmente/ trimestralmente al CLIENTE sobre el monto de dinero depositado en las Cuentas Cobranza.


SEXTA:         PLAZO

En la medida que existan Obligaciones Ggarantizadas del CLIENTE para con EL BANCO derivadas del Contrato de Linea de Credito en Moneda Extranjera, EL CLIENTE estara obligado a afectar en garantia la totalidad de loas pagos y/o cobranzas derivadas de sus ventas de minerales provenientes de contratos comerciales, en los terminos y condiciones senalados en este contrato.


SETIMA:        DECLARACIONES Y GARANTIAS

EL CLIENTE declara y/o garantiza al BANCO que:

7.1 EL CLIENTE es el unico y absoluto titular de las cobranzas que en virtud de este contrato afecta en garantia a su favor.

7.2 Sobre las cobranzas afectadas en garantia en virtud de lo dispuesto en este contrato no existe prenda, embargo, carga, gravamen, medida judicial o extrajudicial alguna que limite su derecho a ser libremente transferidas y/o gravadas por EL CLIENTE.

En cualquier caso, EL CLIENTE se obliga a sanear el titulo y cualquier vicio oculto que las cobranzas afectadas en garantia puedan tener.


OCTAVA:        OBLIGACIONES

EL CLIENTE se obliga, durante todo el tiempo que permanezca vigente el presente Contrato, a:

8.1 Cumplir en forma oportuna todas las obligaciones asumidas en los cContratos de Compraventa y demas contratos de venta que haya celebrado y cuyos pagos y/oa cobranzas ha afectado en garantia a favor del BANCO.

8.2 En el eventual caso que EL CLIENTE desee constituir una nueva prenda o gravamen de cualquier tipo o transferir o celebrar cualquier contrato o acto sobre parte o todoas loas pagos y/o cobranzas afectadas en garantia en virtud de este Contrato, EL CLIENTE debera obtenersolicitar el previo consentimiento por escrito del BANCO. En caso contrario, elCualquier contrato o acto, remocion y/o retiro de parte o toda la Garantia sin dicho consentimiento, sera invalido e ineficaz, siempre que ello no contravenga la ley peruana. EL CLIENTE conviene en incluir en cualquier contrato o convenio por el cual transfiera, prende o constituya cualquier otro tipo de garantia o prometa transferir a terceros todo
o parte de la Garantia, una clausula por la cual dicho tercero expresamente reconozca este Contrato de Afectacion y todos y cada uno de los derechos establecidos en este Contrato en favor del BANCO.

8.3 Notificar oportunamente al BANCO cualquier circunstancia o hecho relacionado a las cobranzas afectadas en garantia que pudiera afectar su exigibilidad, su rango o su valor como garantia.

8.4. No realizarNo tomar u omitir accion alguna, que, como resultado, ocasione un perjuicio que pueda tener un Efecto Material Adverso sobre ael valor de las cobranzas afectadas en garantia.

8.5 Depositar en la Cuenta Cobranza que corresponda aquellos pagos y/o cobranzas que hubiera recibido directamente de sus compradores que hayan incumplido su compromiso de canalizacion de sus pagos a traves de las referidas Cuentas Cobranza.

8.6 Pagar al BANCO la comision anual por la administracion de la Cuenta Cobranza abierta en la Sucursal del BANCO en Nueva York, como contraprestacion por los servicios que dicha entidad le presta.


NOVENA:        CAUSALES DE EJECUCION DE LA GARANTIA

EL BANCO podra ejecutar la garantia que se otorga en virtud de este contrato en caso se produzcaujera un Evento de Incumplimiento conforme al Contrato de Linea de Credito.


DECIMA:        EJECUCION DE LA GARANTIA

En el caso contemplado en establecido en la Cclausula anteriorprecedente, EL BANCO podra, de conformidad con lo dispuesto poren el Articulo 1089 del Codigo Civil, cobrarse directamente de los montos depositados en las Cuentas Cobranza las sumas que le adeude EL CLIENTE.

DECIMO PRIMERA:  INDEMNIZACION

Por la presente Clausula, EL CLIENTE se obliga a indemnizar al BANCO y a sus Directores, funcionarios y empleados (en adelante en esta Clausula "las Partes Indemnizables") por cualquier perdida, dano o gasto en que este(os) incurra(n) o pudiera(n) sufrir como consecuencia del presente contrato, incluyendo, pero no limitado a, honorarios profesionales de abogados y gastos surgidos de la transaccion celebrada, a menos que dicha perdida, dano o gasto sea consecuencia de la culpa o dolo de las Partes Indemnizables.


DECIMO SEGUNDA: NOTIFICACIONES

Cualquier notificacion, solicitud, demanda, consentimiento, designacion, direccion, instruccion, certificado u otra comunicacion a ser dada bajo el presente contrato, debera ser dada por escrito o enviada por facsimil (con confirmacion escrita de recepcion, confirmacion que puede ser hecha por facsimil) a la direccion y numero de facsimil abajo indicadas del CLIENTE y del BANCO y cuando sea requerido por la ley peruana, a las direcciones del CLIENTE y del BANCO indicadas en la introduccion de este Contrato, o a cualquier otra direccion que sea comunicada por escrito para tal efecto por el CLIENTE y el
BANCO:

CLIENTE        DOE RUN PERU S.R.L
Atencion:      Sres. Kenneth Richard Buckley y Henry Eric Peitz
Direccion:     Av. Victor Andres Belaunde 147, Via Principal 155,
               Centro Empresarial Real - Torre Real 3, Piso 9,
               San Isidro
Facsimil:      215-1235
               215-1281

BANCO          BANCO DE CREDITO DEL PERU
Atencion:      Sr. Giorgio Badani - Banca Corporativa
               Sra. Marcela Parodi - Area de Operaciones Internacionales
Direccion:     Centenario 156, Las Laderas de Melgarejo
               La Molina
Facsimil:      349-0794
               426-5644


DECIMO TERCERA: GASTOS

Seran asumidos por EL CLIENTE todos los costos y gastos que se deriven del presente contrato, incluyendo los gastos notariales derivados de la elevacion a Escritura Publica de este documento, asi como los de un Testimonio y una Copia Simple del mismo para EL BANCO.

DECIMO CUARTA:  LEGISLACION APLICABLE

En todo lo no previsto en este documento, el presente Contrato se rige por la Legislacion de la Republica del Peru.


DECIMO QUINTA:      ARBITRAJE

15.1 Las partes acuerdan expresamente que cualquier conflicto o controversia que pudiera surgir entre ellas como consecuencia de la interpretacion o ejecucion de este Contrato, incluidas las relacionadas con su nulidad, invalidez e ineficacia, seran resueltas mediante arbitraje de derecho, a cargo de un Tribunal Arbitral compuesto por tres miembros que necesariamente deberan ser abogados colegiados, realizado conforme al Reglamento de Conciliacion y Arbitraje Nacional e Internacional de la Camara de Comercio de Lima.

15.2 El Tribunal Arbitral estara constituido de la siguiente manera: cada una de las partes designara a un arbitro y el tercero sera designado de comun acuerdo por los dos primeros, quien sera el Presidente del Tribunal Arbitral.

15.3 El arbitraje se llevara a cabo en la ciudad de Lima y la duracion del mismo no podra exceder los sesenta (60) dias utiles, contados a partir de la fecha de instalacion del Tribunal Arbitral hasta la expedicion del laudo respectivo.

15.4      El laudo del Tribunal Arbitral sera definitivo e inapelable.

15.5 Los gastos que ocasione el arbitraje seran de cargo de la parte perdedora.

15.6 En caso de que alguna(s) de las partes decidiera(n) interponer recurso de anulacion contra el laudo arbitral ante el Poder Judicial, debera constituir previamente a favor de la parte contraria una Carta Fianza otorgada por un Banco de primer orden con sede en Lima, equivalente a US$ 50,000.00 (CINCUENTA MIL DOLARES Y 00/100 DE LOS ESTADOS UNIDOS DE NORTEAMERICA), ejecutable en caso que dicho recurso, en fallo definitivo, no fuera declarado fundado. Dicha Carta Fianza debera estar vigente durante el tiempo que dure el proceso promovido.

Agregue usted, senor Notario, las demas Clausulas de Ley, eleve a Escritura Publica la presente Minuta.

Lima, 11 de junioabril de 1998



DOE RUN PERU S.R.L.                     BANCO DE CREDITO DEL PERU

/s/ Kenneth Buckley                     /s/ Jesus Antonio Zamora Leon

                                        /s/ Aida Lucia Ghiglino Zimic


          /s/ Guillermo Ferrero Alvarez Calderon
            GUILLERMO FERRERO ALVAREZ CALDERON
                         ABOGADO
                     REG. CAL. 26011

                                       ANEXO I

                       MODELO DE AVISO DE CESION DE DERECHOS
                        E INSTRUCCIONES IRREVOCABLES DE PAGO



                                 Lima, ....... de ................. de .........


Senores
(NOMBRE Y DIRECCION
DEL COMPRADOR)
-------------------


                                      Atencion: Sr.                            .
                                      ------------------------------------------

De nuestra consideracion:

Nos dirigimos a Uds. en relacion con el [[(1)Contrato de Compraventa que celebramos con fecha ....... de ................ de ........ o (2) la operacion de venta de nuestros productos acordada con Uds.]], en virtud de la cual les vendimos .............. (producto: calidad y cantidad).......... por el precio de venta acordado [[(1)en el referido contrato o (2)en dicha ocasion]].
ascendente a US$  ............ (precio de venta) ............... Por la presente damos a Uds. instrucciones irrevocables de realizar el(los) pago(s) correspondiente(s) al mencionado precio de venta por medio de una transferencia
a la Cuenta de Cobranza No.                     establecida en el Banco de
Credito del Peru/la Sucursal Nueva York del Banco de Credito del Peru..

Asimismo, les informamos que el producto de nuestras ventas esta afectado encomo gGarantia en favor del Banco de Credito del Peru, en virtud de lo dispuesto por los Contratos de Linea de Credito en Moneda Extranjera y de Afectacion en Garantia de Pagos y/o Cobranzas y de Cuentas en Cobranza celebrados entre nuestra empresa y el referido Banco, y les senalamos que cualquier modificacion de estas instrucciones podra ser efectuada unica y exclusivamente por el Banco de Credito del Peru.


                                        DOE RUN PERU S.R.LTDA.

                                        /s/ Kenneth Buckley

NOTA: Se utilizara la alternativa (1) para aquellos contratos a que se refiere el numeral 3.1 del Contrato y la alternativa (2) para las operaciones de venta a que se refiere el numeral 3.3 del Contrato.

                                       ANEXO II


                   MODELO DE CARTA DE CONFORMIDAD Y CONSENTIMIENTO



Senores
BANCO DE CREDITO DEL PERU
Centenario 156, La Molina
Lima- Peru.-
------------


                                         Att.: Sres. Giorgio Badani/Alvaro Ossio
                                             Division de Banca Corporativa
                                               ---------------------------------

De nuestra consideracion:

El suscrito presta su conformidad a los terminos de la carta de aviso de cesion de derechos e instrucciones irrevocables de pago (en adelante en este documento
"el AvisoVISO") de fecha ...... de .............. de ......, recibida de DOE RUN
PERU S.R.LtdaTDA. (en adelante en este documento "la EmpresaMPRESA"), remitida de conformidad con los Contratos de Linea de Credito en Moneda Extranjera y de Afectacion en Garantia de Pagos y/o Cobranzas y de Cuentas en Cobranza celebrados entre la referida empresa y el Banco de Credito del Peru (en adelante en este documento "el BancoANCO").

Por la presente el suscrito se compromete, en beneficio del BancoANCO, a realizar el pago de todas las sumas debidas a la EmpresaMPRESA [[(1)bajo el Contrato de Compraventa o (2)por la operacion de venta]] mencionado(a) en el
AvisoVISO y ascendentes a US $ .....................  directamente al BancoANCO
en la Cuenta de Cobranza No                               abierta en el Banco/la
Sucursal Nueva York del BancoANCO,; sin descuento, rebaja o reduccion alguna por concepto de demanda, reclamo o derecho alguno que el suscrito pudiera tener contra la EmpresaMPRESA o alguna otra entidad, que no sean usuales en este tipo de contratos, o por alguna otra razon; y acuerda que tales pagos seran definitivos por lo que el suscrito no intentara recobrar del BancoANCO la totalidad o alguna parte de tales pagos.

Este documento se regira por las leyes de la Republica del Peru.


                                        (COMPRADOR)

NOTA: Se utilizara la alternativa (1) para aquellos contratos a que se refiere el numeral 3.1 del Contrato y la alternativa (2) para las operaciones de venta a que se refiere el numeral 3.3 del Contrato.

                                      ANEXO III

       MODELO DE CLAUSULA DE CESION DE DERECHOS E INSTRUCCIONES IRREVOCABLES
            DE PAGO A SER INCLUIDA EN LOS CONTRATOS DE VENTA QUE CELEBRE
                              EN EL FUTURO EL CLIENTE



CLAUSULA              : Por la presente LA VENDEDORAascendente a US$  ..........
(precio de venta) ............... instruye en forma irrevocable a LA COMPRADORA para que efectue  el(los) pago(s) correspondiente(s) al precio de venta mencionado en la Clausula .............. de este contrato por medio de una
transferencia a la Cuenta de Cobranza No.                  establecida en el
Banco de Credito del Peru/la Sucursal Nueva York del Banco de Credito del Peru.

Por la presente LA VENDEDORA informa a LA COMPRADORA y esta declara tomar conocimiento que LA VENDEDORA ha afectado en garantia el producto de sus ventas acomo favor del Banco de Credito del Peru, en virtud de lo dispuesto por los Contratos de Linea de Credito en Moneda Extranjera y de Afectacion en Garantia de Pagos y/o Cobranzas y de Cuentas en Cobranza celebrados con fecha 11 de junio de 1998, entre LA VENDEDORA y el referido Banco.

Asimismo LA VENDEDORA senala a LA COMPRADORA que cualquier modificacion de las instrucciones contenidas en esta Clausula podra ser efectuada unica y exclusivamente por el Banco de Credito del Peru.

                                                                   Exhibit 10.10
                                                                       (English)

MR. NOTARY:

Kindly issue in your Registry of Public Deeds, a deed recording the Contract for Pledging as a Guarantee of Payments and/or Collections and of Collection Accounts executed by DOE RUN PERU S.R.L. with Single Taxpayer's Registration Number 37630381, domiciled at Av. Victor Andres Belaunde 147, Via Principal 155, Centro Empresarial Real-Torre Real 3, Piso 9, San Isidro, duly represented by Mr. Kenneth Richard Buckley, empowered by virtue of power of attorney granted in the General Meeting of Partners dated May 15, 1998, hereinafter referred to as THE CLIENT in favor of the BANCO DE CREDITO DEL PERU, with Single Taxpayer's Registration Number 10004721, domiciled at Calle Centenario NDEG. 156, corner with Av. Huarochiri, Urb. Las Laderas de Melgarejo, La Molina, Lima, represented by Mr. Jesus Antonio Zamora Leon and Mrs. Aida Lucia Ghiglino Zimic, empowered by virtue of powers of attorney respectively registered in entries 19-C and 32-C of filing card 117464 of the Government Registry of Commercial Concerns of Lima, hereinafter referred to as THE BANK, under the following terms and conditions:

FIRST:    BACKGROUND

1.1 In accordance with the Contract for a Credit Line in Foreign Currency that was signed on this same date, THE BANK has granted in favor of THE CLIENT a credit line for up to US$40'000,000.00 for the purpose of financing working capital required by THE CLIENT for its foreign trade operations; in the terms and under the conditions that are contemplated in the aforementioned contract.

1.2 In the Fourteenth Clause of the aforementioned Contract for a Credit Line, it is established that as a guarantee for the enforcement of all the obligations assumed in accordance with the same (hereinafter in this contract, "the Guaranteed Obligations"), THE CLIENT commits itself to pledge as a lien and maintain as a lien in favor of THE BANK in an irrevocable and unconditional manner, the proceeds of the sales obtained from sales contracts or sales operations of its products, as well as the proceeds of collections generated by them, granting as guarantee the local or foreign collection accounts in which its clients deposit the purchase price; for which purpose it will proceed to sign the respective Guarantee Contract.

1.3 The terms with capitalized initials which are not expressly defined in this document will have the definition assigned to them in the Contract for a Credit Line in Foreign Currency mentioned in the foregoing subclause 1.1.

SECOND:   PURPOSE

In accordance with the provisions of subclause 1.2 of the foregoing Clause and as a guarantee for the timely and total fulfillment on the part of THE CLIENT of each and all of the Guaranteed Obligations, whether present or future, THE CLIENT pledges and commits itself to maintain as a lien in favor of THE BANK in an irrevocable and unconditional manner, the proceeds of the sales obtained from present or future sales contracts or sales operations of its products as well as the collections generated by them, granting the local or foreign collection accounts in which its clients deposit the purchase price as guarantee; for which purpose THE CLIENT commits itself to channel through the accounts indicated in subclause 5.2 of the Fifth Clause of this contract (hereinafter within this contract, "the Collection Accounts"), all the payments and/or collections for all its ore sales from the commercial contracts that were signed before or after the date of the signing of this Guarantee Contract, in the terms and under the conditions stipulated within this document.

THIRD:    ASSIGNMENT OF THE CONTRACTS

3.1 For the purposes of the lien mentioned in the foregoing Clause and with regard to the contracts in force on the date of the signing of this Guarantee Contract, THE CLIENT (i) will notify each one of its purchasers which has a contract in force that is included in the list supplied by THE CLIENT to THE BANK, using the model that as EXHIBIT I forms an integral part of this contract, informing them of the lien in favor of THE BANK in an irrevocable manner of the outstanding payments and instructing them to make the payments into the Collection Account opened in THE BANK and (ii) must obtain from each one of them and send to THE BANK their respective acceptance and consent to the reported lien, the same which will be documented by the communication model that forms an integral part of this contract as Exhibit II.

3.2 To pledge as a lien, the sales contracts for ores and for the assignment of any other title to be signed by THE CLIENT after the signing of this Guarantee Contract, THE CLIENT commits itself to include within them the Clause that as EXHIBIT III forms an integral part of this contract, in accordance with which it will communicate to the purchaser and/or buyer, the pledging as a guarantee in favor of THE

     BANK in an irrevocable manner of the payments and instructs them to make them into the Collection Account opened in THE BANK; to which the purchaser and/or buyer will grant his consent within the same Clause.

3.3 For the pledging of the present or future sales operations that, due to the uses and customs of the market, are not recorded in a formal contract, THE CLIENT (i) shall send a notice to the respective purchasers, using the model that as EXHIBIT I forms an integral part of this contract, informing them of the pledging of the outstanding payments as a lien in favor of THE BANK in an irrevocable manner and instructing them to pay the same into the Collection Account opened in THE BANK and (ii) must obtain from each of them and forward to THE BANK their respective acceptance and consent to the lien that has been communicated to them, which shall be documented by the communication model  that forms an integral part of this contract as EXHIBIT II.

FOURTH:   THE PAYMENTS ON THE PART OF THE PURCHASERS

The payment obligations of the purchasers and/or buyers of THE CLIENT shall be absolutely and unconditionally executed without any discounts, rebates, deductions or compensations that are not normal for this type of contracts. The payment shall be made into the Collection Accounts indicated by THE BANK.

FIFTH:    COLLECTION ACCOUNTS

5.1 THE CLIENT shall open two Collection Accounts in THE BANK, one in Lima-Peru and another in the Branch of THE BANK in New York, in which the purchasers or buyers of THE CLIENT (or THE CLIENT should they not comply with their irrevocable instructions for payment and not deliver the pledged sums), shall deposit all the payments and/or collections subject to lien.

5.2 THE CLIENT's local purchasers and/or buyers shall proceed to pay their payments into Collection Account NDEG. 191-1040982-1-78 opened in THE BANK in Lima-Peru; while the purchasers and/or buyers of THE CLIENT that reside abroad shall proceed to pay their payments into Collection Account NDEG. 866700-0001 opened in the New York Branch of THE BANK.

5.3 The Parties agree that, provided that the Cause for the Execution of the Lien provided for in the Ninth Clause of this Contract has not occurred, THE BANK shall deliver to THE CLIENT in accordance with its instructions, any sum that has been deposited into the Collection Accounts that exceeds the amount equivalent to a quarter term of payment of interest, calculated on the basis of an interest rate of 8% a year on an amount that represents 75% of US$40'000,000.00 or, should a reduction of the amount of Credit Lines have occurred, of the lesser amount that has been committed. The Parties agree that the respective 8% percentage may be periodically reviewed by THE BANK. This obligation of THE BANK shall cease, should the Cause for the Execution of the Lien arise, in which case and without prejudice to the provisions of the Tenth Clause of this contract, THE BANK shall withhold within the Collection Accounts all the sums that are deposited in them in accordance with the provisions of this document.

5.4 THE BANK also pledges to inform THE CLIENT on a monthly basis on the amount of money deposited in the Collection Accounts.

SIXTH:    TERM

Insofar as there are Guaranteed Obligations of THE CLIENT to THE BANK, THE CLIENT shall be obliged to pledge as a lien all the payments and/or collections derived from his ore sales from commercial contracts, under the terms and conditions stipulated within this contract.

SEVENTH:  STATEMENTS AND GUARANTEES

THE CLIENT states and/or guarantees to THE BANK that:

7.1 THE CLIENT is the sole and absolute holder of the collections that are pledged as a lien in its favor in accordance with this contract.

7.2 That with regard to the collections pledged as a lien in accordance with the provisions of this contract there is not any lien, attachment, charge, encumbrance, decree in or out of court that restrict their right to be freely transferred and/or encumbered by THE CLIENT.

THE CLIENT pledges a title clearance and a clearance of any hidden defect that the collections pledged as a lien may have.

EIGHTH:   OBLIGATIONS

THE CLIENT commits during all the time that this Contract is in force to:

8.1 Comply in a timely manner with all the obligations assumed in the sales contracts and in the other sales contracts that it has entered into and whose payments and/or collections have been pledged as a lien in favor of THE BANK.

8.2 Should THE CLIENT wish to establish a new lien or encumbrance of any type or to transfer or enter into any contract or act on part or all the payments and/or collections pledged as a lien in accordance with this Contract, THE

     CLIENT must previously obtain THE BANK's consent in writing. Otherwise, the contract or act shall be null and void.

8.3 Notify THE BANK in a timely manner of any circumstance or fact related to the collections pledged as a lien that could affect their demandability, their rank or their value as a guarantee.

8.4 Not to execute or omit any measure that as a result should harm the value of the collections that are pledged as a guarantee.

8.5 To deposit in the respective Collection Account those payments and/or collections that it may receive directly from its purchasers that have not complied with their commitment to channel their payments through the aforementioned Collection Accounts.

8.6 Pay to THE BANK the annual commission for the management of the Collection Account opened in the New York Branch of THE BANK, as a consideration for the services rendered by that entity.

NINTH:    CAUSE FOR THE EXECUTION OF THE LIEN

THE BANK may execute the lien granted in accordance with this contract should a Cause of Default occur in accordance with the Contract for a Credit Line.

TENTH:    EXECUTION OF THE LIEN

In the case contemplated in the foregoing Clause, THE BANK may, in accordance with the provisions of Article 1089 of the Civil Code, directly collect from the amounts deposited in the COLLECTION ACCOUNTS the sums owed by THE CLIENT.

ELEVENTH: INDEMNITY

By this Clause, THE CLIENT commits to indemnify THE BANK and its Directors, officers and employees (hereinafter in this Clause "the Compensable Parties") for any loss, damage or expense incurred by them or in which they may incur as a result of this contract, including, but not limited to, professional fees by lawyers and expenses arising from the transaction that was entered into unless this loss, damage or expense were the result of fault or fraud of the Compensable Parties.

TWELFTH:  NOTICES

Any notice, application, demand, consent, designation, address, instruction, certificate or other communication that is to be given under this contract shall be given in writing or sent by facsimile (with a written confirmation of receipt, which may be made via facsimile) to the address and facsimile number indicated below of THE CLIENT and of THE BANK, and when so required by Peruvian law, to the addresses of THE CLIENT and THE BANK indicated in the introduction of this Contract, or to any other address that is communicated by writing for that purpose by THE CLIENT and by THE BANK:

CLIENT:        DOE RUN PERU S.R.L.

Attention:     Mr. Kenneth Richard Buckley and Mr. Henry Eric Peitz

Address:       Av. Victor Andres Belaunde 147, Via Principal 155,
               Centro Empresarial Real - Torre Real 3, Piso 9,
               San Isidro

Facsimile:     215-1235
               215-1281

BANK:          BANCO DE CREDITO DEL PERU

Attention:     Mr. Giorgio Badani - Corporate Banking
               Mrs. Marcela Parodi - International Transactions Area

Address:       Centenario 156, Las Laderas de Melgarejo
               La Molina

Facsimile:     349-0794
               426-5644

THIRTEENTH:         EXPENSES

THE CLIENT shall assume all the costs and expenses derived from this contract, including the Notary's expenses derived from the recording as a Public Deed of this document, as well as those of a Testimony and of a Simple Copy of the same for the THE BANK.

FOURTEENTH:         APPLICABLE LEGISLATION
In all matters not provided for in this document, this Contract shall be governed by the Legislation of the Republic of Peru.

FIFTEENTH:          ARBITRATION

15.1 The parties expressly agree that any conflict or controversy that may arise between them as a result of the interpretation or execution of this Contract, including those related to its nullity, invalidity and inefficiency shall be resolved by means of a de jure arbitration entrusted to an Arbitration Court formed by three members that must necessarily be lawyers registered in the Bar Association, held in accordance with the Regulations for Conciliation and National and International Arbitration of the Chamber of Commerce of Lima.

15.2 The Arbitration Court shall be constituted in the following manner: each of the parties shall designate an arbitrator and the third shall be designated by mutual agreement by the first two, who will be the Chairman of the Arbitration Court.

15.3 The arbitration shall be held in the city of Lima and the duration of the same may not exceed sixty (60) workdays, counted from the date of the installation of the Arbitration Court until the issuing of the respective award.

15.4 The award of the Arbitration Court shall be final and may not be appealed.

15.5 The costs that arise from the arbitration shall be borne by the losing party.

15.6 Should either or several of the parties decide to file an appeal for annulment against the arbitration award before the Judiciary, it must first establish in favor of the opposing party a Letter of Guaranty issued by a first rank Bank with headquarters in Lima, equivalent to US$50,000.00 (FIFTY THOUSAND DOLLARS AND 00/100 OF THE UNITED STATES OF AMERICA), executable should said appeal in a final sentence be declared to be without grounds. This Letter of Guaranty must be in force during the time that the process that has been promoted lasts.

Please insert you, Mr. Notary, the clauses of law and raise this Draft to a Public Deed.

Lima, June 11, 1998

DOE RUN PERU S.R.L.

/s/ Kenneth Buckley

BANCO DE CREDITO DEL PERU

/s/ Jesus Antonio Zamora Leon

/s/ Aida Lucia Ghiglino Zimic


  /s/ Guillermo Ferrero Alvarez Calderon
Guillermo Ferrero Alvarez Calderon, Attorney
     Lima Bar Registration Nr. 26011

--------------------------------------------------------------------------------

I CERTIFY that the copy on the reverse side is identical to the document I have seen.

Lima, June 19, 1998
     /s/ Anibal Corvetto Romero
         Notary - Attorney - at - law
         Lima - Peru

                                      EXHIBIT I

                      MODEL OF NOTICE OF ASSIGNMENT OF RIGHTS
                        AND IRREVOCABLE PAYMENT INSTRUCTIONS

                                             Lima,              ,

Messrs.
(NAME AND ADDRESS
OF THE BUYER)

-----------------------------

                                                          ATTENTION: MR.________

Dear sirs:

We are addressing you with regard to [[(1) the Sales Contract we entered into with you dated  ..........  OR (2) the sales operation of our products resolved upon with you, ]] in accordance with which we sold to you.......(PRODUCT,
QUALITY AND AMOUNT)......for the agreed upon sales price [[(1) in the aforementioned contract OR (2) in that occasion ]]. By these presents we are giving you irrevocable instructions to execute the respective payment(s) of the aforementioned sales price by means of a transfer to the Collection Account No.
 .........  established in the Banco de Credito del Peru/ New York Branch Office
of the Banco de Credito del Peru. We also inform you that the proceeds of our sales is pledged as a guarantee in favor of the Banco de Credito del Peru in accordance with the provisions of the Contracts of a Credit Line in Foreign Currency and of Pledging as a Guarantee of Payments and/or Collections and Collection Accounts entered into between our company and the aforementioned Bank, and we indicate that any amendment of these instructions may solely and exclusively be made by the Banco de Credito del Peru.

                                                  /s/ Kenneth Buckley

                                                  DOE RUN PERU S.R.L.


NOTE: Alternative (1) will be used for those contracts referred to in subclause 3.1 of the Contract and alternative (2) for the sales operations referred to in subclause 3.3 of the Contract.

                                      EXHIBIT II

                     MODEL OF A LETTER OF ACCEPTANCE AND CONSENT

Messrs.
BANCO DE CREDITO DEL PERU
Centenario 156, La Molina
Lima-Peru

-------------------------

                                       Att.: Messrs. Giorgio Badani/Alvaro Ossio
                                                     Corporate Banking Division
                                             -----------------------------------

Dear sirs:

The undersigned accepts the terms of the letter of notice of assignment of rights and irrevocable payment instructions (hereinafter in this document "the
Notice") dated                      received from DOE RUN PERU S.R. LTDA.
(hereinafter in this document "the Company") sent in accordance with the Contracts for a Credit Line in Foreign Currency and of Pledging as a Guarantee of Payments and/or Collections and of Collection Accounts entered into between the aforementioned company and the Banco de Credito del Peru (hereinafter in this document "the Bank").

By these presents, the undersigned commits to the benefit of the Bank, to pay all the sums owed to the Company [[ under the Sales Contract OR (2) by the sales operation]] mentioned in the Notice
directly to the Bank in the Collection Account No.           opened in the
Bank/New York branch office of the Bank without any discount, rebate or reduction whatsoever due to claim or right whatsoever that the undersigned may have against the Company or any other entity, which are not common in this kind of contracts or for any other reason and agrees that such payments shall be final and therefore the undersigned will not attempt to recover from the Bank all or any part of said payments.

This document shall be governed by the laws of the Republic of Peru.


                                             (PURCHASER)

NOTE: Alternative (1) shall be used for those contracts referred to in subclause 3.1 of the Contract and alternative (2) for sales operations mentioned in subclause 3.3 of the Contract.

                                     EXHIBIT III

              MODEL OF CLAUSE OF ASSIGNMENT OF RIGHTS AND IRREVOCABLE
             PAYMENT INSTRUCTIONS TO BE INCLUDED IN THE SALE CONTRACTS
                      ENTERED INTO BY THE CLIENT IN THE FUTURE

CLAUSE        : THE SELLER by these presents instructs THE BUYER in an
irrevocable manner to make the respective payment(s) of the sales price mentioned in Clause .......... of this contract by means of a transfer to the
Collection Account No. ......... established in the Banco de Credito del
Peru/New York Branch Office of the Banco de Credito del Peru.
By these presents, THE SELLER informs THE BUYER and it declares that it understands that THE SELLER has pledged as a guarantee the proceeds of its sales in favor of the Banco de Credito del Peru, in accordance with the provisions of the Contracts for a Credit Line in Foreign Currency and of Pledging as a Guarantee of Payments and/or Collections and of Collection Accounts entered into on June 11, 1998, between THE SELLER and the aforementioned Bank.

THE SELLER also indicates to THE BUYER that any amendment of the instructions contained in this Clause may only be solely and exclusively made by the Banco de Credito del Peru.



                                                  (An illegible signature)